Bonds payable	12 Months Ended
Dec. 31, 2024
Bonds Payable [Abstract]
Bonds payable
31.	Bonds payable

Bonds payable
RMB’000
New issued bonds	2,010,782
Interest accrued at effective interest rate	57,267
Exchange differences	75,299

Carrying value as at 31 December 2022	2,143,348

Repayment of bonds	(2,163,195)
Interest accrued at effective interest rate	75,707
Interest paid	(135,027)
Exchange differences	79,167

Carrying value as at 31 December 2023	—

On July 7, 2022 and July 14, 2022, the Group issued two bonds of USD300 million (equivalent to approximately RMB2,013 million) in aggregate, whose interest rates are determined based on compounded SOFR rate plus 2.5% and 2.55%, and the interest is paid at maturity. Both of these bonds matured one year from their respective issuance dates and have been repaid in 2023.